                                                                  EXHIBIT 10.17


                              ADDENDUM TO SUBLEASE


                  AGREEMENT, made and entered into this 25th day of July, 1997, by and between Union Oil Company of California d/b/a Unocal (hereinafter referred to as "Unocal"), U. S. Franchises Systems, Inc. (hereinafter referred to as "USF") and Hallwood Real Estate Investors Fund XV, further amended to read Hallwood 95 L.P., a Delaware Limited Partnership (hereinafter referred to as "Hallwood").


                              W I T N E S S E T H

                  WHEREAS, Unocal and USF have concurrently herewith entered into that certain "SUBLEASE AGREEMENT" dated July 25, 1997 (hereinafter referred to as the "Sublease"); and

                  WHEREAS, Unocal and Hallwood have previously entered into that certain "OFFICE LEASE AGREEMENT" dated March 14, 1991 together with all addenda, riders and amendments thereto (hereinafter collectively referred to as the "Master Lease"), specifically including but not limited to that certain "LEASE AGREEMENT EXHIBIT E RIDER TO LEASE" (hereinafter separately referred to as the "Master Lease Rider"), and that certain "Addendum to Lease" dated March 14, 1991 (hereinafter separately referred to as the "Master Lease Addendum"), that certain "FIRST AMENDMENT TO LEASE" dated June 6, 1994 (hereinafter separately referred to as the "lst Amendment"), and that certain "SECOND AMENDMENT TO LEASE" dated August 18, 1994 (hereinafter separately referred to as the "2nd Amendment"); and

                  WHEREAS, Unocal, USF and Hallwood wish to add, delete or amend certain terms and conditions of the Sublease as hereinafter provided;

                  NOW THEREFORE, in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, each to the other in hand paid, Unocal, USF and Hallwood agree as follows:

                  1. Prior to taking possession of the Premises, USF shall furnish Unocal with Certificates of Insurance showing both Unocal and Hallwood as Additional Insureds, in Companies reasonably satisfactory to Unocal and with coverages of types and amounts as set forth in Exhibit "A" attached hereto and incorporated herein by reference.

                  2. USF acknowledges that neither Unocal nor Hallwood has agreed to provide any "Build Out Allowance" or to perform any "Build Out" or other improvements, modifications or repair of the Premises and that USF has inspected the Premises and accepts same in "As Is" condition.

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                  3.  As between Unocal and USF, the language contained in the parenthetical near the end of Section 4 of the Sublease is hereby deleted. No further Subletting of the Premises by USF shall be allowed.

                  4. As between Unocal and USF, Section 5.2(a) of the Sublease and the references thereto contained in Sections 5.2(b) and 5.3 are hereby deleted. Unocal makes no representations or warranties whatsoever regarding the condition of the Premises or their compliance with any applicable codes, regulations or ordinances.

                  5. As between Unocal and USF, Sections VI, VII, IX, XIV, XV and XVII of the Master Lease Rider are hereby deleted.

                  6. As between Unocal and USF, the "Leasehold Improvements" Section of the 2nd Amendment is hereby deleted.

                  7. As between Unocal and USF, Section 9.0 "ASSIGNMENT OR SUBLETTING" of the Master Lease is hereby deleted. No further assignment or subletting by USF shall be allowed.

                  8.  As between Unocal and USF, the first sentence of Section
13.2 "Landlord's Insurance" of the Master Lease is hereby deleted.

                  9. As between Unocal and USF, all instances of the word "Negligence" added to Section 15 "HOLD HARMLESS" of the Master Lease by the Master Lease Addendum, are hereby deleted.

                  10. As between Unocal and USF, Section 18.1 "Landlord's Obligations" of the Master Lease, is hereby deleted.

                  11. In the event Unocal shall elect, in its sole discretion, to sublet any additional portion of its leased space at 13 Corporate Square, Atlanta, Georgia, USF shall have a thirty (30) day right of first refusal to lease such space on the terms and conditions then proposed by Unocal, subject to any necessary approvals by Hallwood. If USF fails to exercise said right of first refusal by written notification to Unocal within thirty (30) days following written notice of Unocal's determination to sublease additional space, said right of first refusal shall be deemed waived.

                  12. Anything herein contained to the contrary notwithstanding, the parties agree that all of the terms, conditions and obligations of the Master Lease which run from Hallwood to Unocal (Landlord and Tenant respectively under the Master Lease) shall also be deemed to run from Hallwood to USF and USF shall be entitled to rely upon and enjoy the benefits of all of such terms, conditions and obligations, to the same extent as Unocal.

Except as specifically set forth hereinabove, the Sublease remains in full force and effect.

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In witness whereof the parties have set their mutual hands and seals the day and date first above written.


UNOCAL:                                  USF:

By:   [Signature Illegible]              By: Michael Leven
   -------------------------------           ---------------------------------
        Assistant Manager                    President/Chief Executive Officer
   -------------------------------           ---------------------------------
              Title                                     Title


Attest:  [Signature Illegible]          Attest: David E. Shaw
       ---------------------------              -------------------------------
           Assistant                            Executive Vice President



HALLWOOD:

By:     [Signature Illegible]
   -------------------------------
          [Illegible]
   -------------------------------
               Title


Attest: [Signature Illegible]
       ---------------------------
         Administrative Assistant
       ---------------------------
                  Title

                                    EXHIBIT

                                       A



INSURANCE. During the sub-lease period, sub-lessee, at its own expense, shall procure and maintain during the performance of its obligation under this Sub-Lease Agreement policies of liability insurance, issued by insurance companies duly qualified or licensed to issue policies of insurance in the State of Georgia reasonably acceptable to UNOCAL, which are primary as to any other existing, valid and collectible insurance insuring Sub-Lessor against loss or liability caused by or in connection with the performance of this Sub-Lease Agreement by Sub-Lessee, its agents, servants, employees, invitees, guests, contractors or subcontractors, in amounts not less than:

      (a) Commercial General Liability Insurance Occurrence Form, or the equivalent, including Blanket Contractual Liability, with a combined single limit of ONE MILLION DOLLARS ($1,000,000) each occurrence, for Bodily Injury and Property Damage, including Personal Injury.

      (b) Comprehensive Automobile Liability Insurance or Business Auto Policy covering all owned, hired, or otherwise operated non-owned vehicles, with a minimum combined single limit of ONE MILLION DOLLARS ($1,000,000) each occurrence for Bodily Injury and Property Damage.

      (c) Workers' Compensation Insurance as required by law, and Employers' Liability Insurance with a minimum limit of ONE MILLION DOLLARS ($1,000,000) each occurrence.

The policies of liability insurance shall name UNOCAL and Hallwood, as defined in the SubLease Agreement, as an additional insured: with a Cross Liability Clause (Severability of Interest), and shall not exclude or restrict coverage based upon alleged or actual negligence of an additional insured. Sub-Lessee shall deliver to UNOCAL a certificate evidencing the policies, that UNOCAL and Hallwood are named as an additional insured under the policies and that coverage will not be canceled or materially changed prior to thirty (30) days' advance written notice to UNOCAL. Subrogation against UNOCAL and Hallwood shall be waived as respects all of the insurance policies set forth above (including without limitation policies of any subcontractor). The insurance required hereunder in no way limits or restricts the indemnification under section 6.4 of the Sub-Lease Agreement, nor is the insurance to be carried limited by any limitation placed on the indemnity as a matter of law. Any deductible amount is the responsibility of the Sublessee.